EXHIBIT 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 29, 2019 (this “Amendment”), is by and among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and SunTrust Bank, in its capacities as Administrative Agent, Swingline Lender and Issuing Bank.

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 1, 2017 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 30, 2018 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Lenders (by act of Required Lenders) have agreed to provide such requested amendments, subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Introductory Paragraph and Recitals.  The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.             Definitions.  Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.        Optional Reduction of Aggregate Revolving Commitments.  Pursuant to Section 2.8 of the Credit Agreement (other than the requirement for three Business Days’ prior written notice, which is waived below), the Borrower hereby reduces the Aggregate Revolving Commitments from ONE HUNDRED FIFTEEN MILLION DOLLARS ($115,000,000) to SEVENTY-FIVE MILLION DOLLARS ($75,000,000), which partial reduction shall apply to reduce proportionately and permanently the Revolving Commitment of each Revolving Lender.  The Lenders (by act of the Required Lenders), hereby waive the notice requirements for such option reduction by the company of the Aggregate Revolving Commitments.  The Revolving Commitment of each Revolving Lender after giving effect to this optional reduction by the Borrower is as reflected on Schedule I attached hereto.

4.                 Amendments.

(a)            Section 1.1 of the Credit Agreement is amended to include the following new definitions in appropriate alphabetical order:

“Accounts” shall mean “accounts”, as defined in Article 9 of the Uniform Commercial Code.

“Consolidated Asset Coverage Ratio” shall mean, as of any date, the ratio of (a) all Accounts of the Loan Parties as of such date (less those Accounts that are not collectable or which are unlikely to be collected, in each case as determined by the Borrower in its reasonable discretion) to (b) Consolidated Total Debt as of such date less unencumbered and available cash and Permitted Investments of the Loan Parties (subject to no Liens other than those in favor of the Administrative Agent or customary Liens in favor of applicable depository banks or securities intermediaries) as of such date in an aggregate amount not to exceed $10,000,000.

“Earn Out Obligations” means, with respect to an Acquisition, all obligations of the Borrower or any Subsidiary to make earn out or other contingency payments (including purchase price adjustments, non-competition agreements, consulting agreements and other indemnity obligations) pursuant to the documentation relating to such Acquisition (and including fixed deferred payments related to such Acquisitions).  For purposes of determining the aggregate consideration paid for an Acquisition and for determining the amount of any Earn Out Obligations to be included in the definition of Consolidated Fixed Charge Coverage Ratio, the amount of Earn Out Obligations shall be deemed to be the aggregate liability in respect thereof, as determined in accordance with GAAP.

“Screen Rate” shall mean the rate specified in clause (a) of the definition of Adjusted LIBOR.

“Second Amendment” shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 29, 2019 by and among the Loan Parties, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” shall mean March 29, 2019.

(b)            The definition of “Aggregate Revolving Commitments” in Section 1.1 of the Credit Agreement is amended by (i) replacing the text “Effective Date” with the text “Second Amendment Effective Date”, (ii) replacing the text “One Hundred Fifteen” with the text “Seventy-Five” and (iii) replacing the text “($115,000,000)” with the text “($75,000,000)”.

(c)            The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is amended by (i) replacing the text “Level V” with the text “Level VII”, (ii) replacing the text “Effective Date” with the text “Second Amendment Effective Date”, (iii) replacing the text “September 30, 2017” with the text “March 31, 2019”, (iv) replacing the text “Level III” with the text “Level VI” and (v) amending the table therein in its entirety to read as follows:

Level	Consolidated Net Leverage Ratio	Eurodollar Loans, LIBOR Index Rate Loans and Letter of Credit Fee	Base Rate Loans	Commitment Fee
I	< 1.50:1.00	1.75%	0.75%	0.25%
II	> 1.50:1.00 but < 2.00:1.00	2.00%	1.00%	0.30%
III	> 2.00:1.00 but < 2.50:1.00	2.25%	1.25%	0.30%
IV	> 2.50:1.00 but < 3.00:1.00	2.50%	1.50%	0.35%
V	> 3.00:1.00 but <3.50:1.00	2.75%	1.75%	0.40%
VI	> 3.50:1.00 but <4.00:1.00	3.00%	2.00%	0.45%
VII	> 4.00:1.00	3.25%	2.25%	0.50%

(d)            The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is amended by replacing the text “Effective Date” in clause (ii) of the proviso therein with the text “Second Amendment Effective Date”.

(e)            The definition of “Consolidated Net Leverage Ratio” in Section 1.1 of the Credit Agreement is amended by (i) inserting the text “and Permitted Investments” immediately following the text “available cash” and (ii) inserting the text “(subject to no Liens other than those in favor of the Administrative Agent or customary Liens in favor of applicable depository banks or securities intermediaries)” immediately following the text “Permitted Investments of the Borrower and the Guarantors”.

(f)            The definition of “Consolidated Total Debt” in Section 1.1 of the Credit Agreement is amended by (i) inserting the text “(i)” immediately following the text “but excluding” and (ii) inserting the text “and (ii) the aggregate stated amount of letters of credit to the extent that such letters of credit (including Letters of Credit) have been Cash Collateralized” immediately prior to the final period therein.

(g)            The definition of “Consolidated Total Leverage Ratio” in Section 1.1 is deleted in its entirety.

(h)            The definition of “Indebtedness” in Section 1.1 of the Credit Agreement is amended by inserting the text “(including, without limitation, Earn Out Obligations) which appear as liabilities on the balance sheet of such Person as determined in accordance with GAAP” immediately following the text “deferred purchase price of property or services”.

(i)            The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is amended by (i) deleting the “and” immediately prior to clause (iii) therein and (ii) replacing the text “earn-out obligations” with the text “Earn Out Obligations”.

(j)            Section 2.16 of the Credit Agreement is amended and restated in its entirety to read as follows:

Inability to Determine Interest Rates.

(a)            If prior to the commencement of any Interest Period for any Eurodollar Borrowing,

(i)   the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower absent manifest error) that, by reason of circumstances affecting the relevant interbank market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR (including, without limitation, because the Screen Rate is not available or published on a current basis) for such Interest Period or the One Month LIBOR Index Rate, or

(ii)   the Administrative Agent shall have received notice from the Required Lenders that the Adjusted LIBOR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their (or its, as the case may be) Eurodollar Loans for such Interest Period, then the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter.  Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giv-ing rise to such notice no longer exist, (A) the obligations of the Lenders to make Eurodollar Loans or LIBOR Index Rate Loans, as applicable, or to continue or convert outstanding Loans as or into Eurodollar Loans or LIBOR Index Rate Loans, as applicable, shall be suspended and (B) all such affected Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto unless the Borrower prepays such Loans in accordance with this Agreement.  Unless the Borrower notifies the Administrative Agent at least one Business Day before the date of any Eurodollar Borrowing for which a Notice of Revolving Borrowing or Notice of Conversion/Continuation has previously been given that it elects not to borrow on such date, then such Revolving Borrowing shall be made as a Base Rate Borrowing.

(b)            If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) above have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) above have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Screen Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin).  Notwithstanding anything to the contrary in Section 11.2, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment.  Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.16(b), only to the extent the Screen Rate for the applicable currency and/or such Interest Period is not available or published at such time on a current basis), (x) any Notice of Conversion/Continuation that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (y) if any Notice of Revolving Borrowing or Notice of Swingline Borrowing requests a Eurodollar Borrowing, such Borrowing shall be made as a Base Rate Borrowing; provided, that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(k)            The portion of Section 6.1 of the Credit Agreement immediately prior to the first proviso therein is amended and restated in its entirety to read as follows:

Section 6.1                          Consolidated Net Leverage Ratio.  Permit the Consolidated Net Leverage Ratio as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 2017, to be greater than (a) for each Fiscal Quarter ending from September 30, 2017 through and including June 30, 2018, 3.50:1.00, (b) for the Fiscal Quarter ending September 30, 2018, 3.75:1.00, (c) for each Fiscal Quarter ending December 31, 2018 through and including June 30, 2019, 4.60:1.00, (d) for the Fiscal Quarter ending September 30, 2019, 4.25:1.00, (e) for the Fiscal Quarter ending December 31, 2019, 4.00:1.00, (f) for the Fiscal Quarter ending March 31, 2020, 3.75:1.00, (g) for the Fiscal Quarter ending June 30, 2020, 3.50:1.00, (h) for the Fiscal Quarter ending September 30, 2020, 3.25:1.00, and (i) for the Fiscal Quarter ending December 31, 2020 and each Fiscal Quarter ending thereafter, 3.00:1.00;

(l)            Section 6.1 of the Credit Agreement is further amended by (i) inserting the text “commencing with the Fiscal Quarter ending March 31, 2020 and for each Fiscal Quarter ending thereafter,” immediately following the text “provided, however, that”, (ii) replacing each instance of the text “Consolidated Total Leverage Ratio” with the text “Consolidated Net Leverage Ratio” and (iii) replacing the text “earn-out obligations” with the text “Earn Out Obligations”.

(m)            A new Section 6.3 is added to the Credit Agreement immediately following Section 6.2 to read as follows:

Section 6.3   Consolidated Asset Coverage Ratio.  Permit the Consolidated Asset Coverage Ratio as of the end of each Fiscal Quarter ending March 31, 2019 through and including the Fiscal Quarter ending December 31, 2019 (but not, for purposes of clarity, any Fiscal Quarter ending thereafter), to be less than 1.10:1.00.

(n)            Section 7.5(d) of the Credit Agreement is amended by (i) replacing the text “covenant set forth in Section 6.2” in clause (ii)(A) with the text “covenants set forth in Sections 6.2 and 6.3” and (ii) replacing the text “Consolidated Total Leverage Ratio” with the text “Consolidated Net Leverage Ratio”.

(o)            Section 8.3 of the Credit Agreement is amended by replacing each instance of the text “Article VI” with the text “Sections 6.1 and 6.2”.

(p)            Section 11.2(b) of the Credit Agreement is amended by inserting the text “subject to Section 2.16(b),” immediately following the text “given; provided, that,”

(q)            Schedule I (Commitment Amounts) to the Credit Agreement is hereby amended in its entirety to read as Schedule I (Commitment Amounts) attached hereto.

5.            Effectiveness; Conditions Precedent.  This Amendment shall be effective upon receipt by the Administrative Agent of each of the following:

(a)            a counterpart of this Amendment signed by the Administrative Agent, the Required Lenders, the Borrower and each Guarantor; and

(b)            all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent.

6.            Miscellaneous.

(a)            This Amendment shall be deemed to be, and is, a Loan Document.

(b)            Effective as of the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)            Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith (except to the extent such obligations are modified pursuant to this Amendment), (iii) affirms all of its obligations under the Loan Documents (as amended by this Amendment), (iv) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting.

(d)            Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)             such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)           this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms;

(iii)  no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment; and

(iv)  all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date.

(e)            This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)            This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law of the State of New York.

7.            No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

8.            Fees and Expenses.  The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation

	By:	/s/ William J. Burns
	Name:	William J. Burns
	Title:	EVP and Chief Financial Officer

GUARANTORS:	CEJKA SEARCH, INC., a Delaware corporation

	By:	/s/ William J. Burns
	Name:	William J. Burns
	Title:	Vice President

CROSS COUNTRY STAFFING, INC., a Delaware corporation

	By:	/s/ William J. Burns
	Name:	William J. Burns
	Title:	Vice President

CROSS COUNTRY SUPPORT SERVICES, LLC, a Delaware limited liability company

	By:	/s/ William J. Burns
	Name:	William J. Burns
	Title:	Vice President

MDA HOLDINGS, INC., a Delaware corporation

	By:	/s/ William J. Burns
	Name:	William J. Burns
	Title:	Vice President

ASSIGNMENT AMERICA, LLC, a Delaware limited liability company

	By:	/s/ William J. Burns
	Name:	William J. Burns
	Title:	Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TRAVEL STAFF, LLC, a Delaware limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

LOCAL STAFF, LLC, a Delaware limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

MEDICAL DOCTOR ASSOCIATES, LLC, a Delaware limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

CREDENT VERIFICATION AND LICENSING SERVICES, LLC, a Delaware limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

OWS, LLC, a Delaware limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

NEW MEDISCAN II, LLC, a California limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MEDISCAN NURSING STAFFING, LLC, a California limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

MEDISCAN DIAGNOSTIC SERVICES, LLC, a California limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

ADVANTAGE RN, LLC, a Delaware limited liability company (f/k/a ARNC HOLDCO, LLC)

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

ADVANTAGE ON CALL, LLC, a Delaware limited liability company (f/k/a CAOC, LLC)

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

ADVANTAGE LOCUMS, LLC, a Delaware limited liability company (f/k/a LTU, LLC)

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADVANTAGE RN LOCAL STAFFING, LLC, a Delaware limited liability company (f/k/a CARNLS, LLC)

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

ARNCP, LLC, a Delaware limited liability company

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

AMERICAN PERSONNEL, INC., a Massachusetts corporation

By:	/s/ William J. Burns
Name:	William J. Burns
Title:	Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent, as an Issuing Bank and as Swingline Lender

	By:	/s/ Jonathan Hart
	Name:	Jonathan Hart
	Title:	Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	SUNTRUST BANK, as a Lender

	By:	/s/ Jonathan Hart
	Name:	Jonathan Hart
	Title:	Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Jason Deegan
Name:	Jason Deegan
Title:	Director

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK UNITED, N.A., as a Lender

By:	/s/ Vanessa C. Civalero
Name:	Vanessa C. Civalero
Title:	Senior Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Ellie Robertson
Name:	Ellie Robertson
Title:	Officer

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Heath B. Lipson
Name:	Heath B. Lipson
Title:	Senior Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CADENCE BANK, as a Lender

By:	/s/ Will Donnelly
Name:	Will Donnelly
Title:	Assistant Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL BANK-a division of FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Demetrio Papatriantafyllou
Name:	Demetrio Papatriantafyllou
Title:	Portfolio Manager

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE I

Commitment Amounts

Lenders	Revolving Commitment as of the Second Amendment Effective Date	Pro Rata Share of Revolving Commitment	Term Loan A Commitment as of the Second Amendment Effective Date	Pro Rata Share of Term Loan A Commitment
SunTrust Bank	$14,825,581.41	19.767441870%	$16,580,223.35	19.767441850%
BMO Harris Bank N.A.	$13,081,395.35	17.441860461%	$14,629,608.83	17.441860470%
Bank United, N.A.	$12,209,302.32	16.279069765%	$13,654,301.58	16.279069770%
Fifth Third Bank	$12,209,302.32	16.279069765%	$13,654,301.58	16.279069770%
Bank of America, N.A.	$12,209,302.32	16.279069765%	$13,654,301.59	16.279069770%
Cadence Bank	$6,976,744.19	9.302325583%	$7,802,458.04	9.302325580%
Capital Bank	$3,488,372.09	4.651162791%	$3,901,229.03	4.651162790%
Total:	$75,000,000.00	100.000000000%	$83,876,424.00	100.000000000%